Exhibit 99.2

                     Index to Pro Forma Financial Statements
                     ---------------------------------------


              FEDERAL MORTGAGE CORP. OF PUERTO RICO, INC. (FEDERAL)
              -----------------------------------------------------

                          PRIDE LENDING, INC. (LENDING)
                          -----------------------------


               Pro Forma Combined Financial Statements (Unaudited)
               ---------------------------------------------------




         Pro Forma Financial Statements:

                  Balance Sheet                                      P-2 & P-3

                  Statements of Operations                           P-4 & P-5

                  Notes to Pro Forma Financial Statements            P-6


                                 FEDERAL MORTGAGE CORP. OF PUERTO RICO, INC. (FEDERAL)
                                             PRIDE LENDING, INC. (LENDING)

                                                PROFORMA BALANCE SHEET
                                                      (Unaudited)

                                              FEDERAL          PRIDE              Adjustments
                                          March 31, 2005   March 31, 2005       DR           CR        Combined
                                          --------------   --------------   ----------   ----------   ----------
ASSETS
Current Assets:
     Cash                                 $        7,129   $        7,837   $     --     $     --     $   14,966
     Mortgage notes receivable, current
     portion                                        --             68,338         --           --         68,338
     Other                                          --              2,109         --           --          2,109
                                          --------------   --------------   ----------   ----------   ----------

     Total Current Assets                          7,129           78,284         --           --         85,413

Advances, related parties
Mortgage notes receivable, net of
current portion                                     --            119,445         --           --        119,445

Note receivable                                     --            104,242         --           --        104,242
                                          --------------   --------------   ----------   ----------   ----------

TOTAL ASSETS                              $        7,129   $      301,971   $     --     $     --     $  309,100
                                          ==============   ==============   ==========   ==========   ==========



                                 FEDERAL MORTGAGE CORP. OF PUERTO RICO, INC. (FEDERAL)
                                             PRIDE LENDING, INC. (LENDING)

                                                PROFORMA BALANCE SHEET
                                                      (Unaudited)

                                              FEDERAL          PRIDE                   Adjustments
                                          March 31, 2005   March 31, 2005           DR             CR       Combined
                                          --------------   --------------       ---------      ---------   ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Current Liabilities:
  Accounts payable and accrued expenses   $        2,107   $           25       $    --        $    --     $   2,132
                                          --------------   --------------       ---------      ---------   ---------

  Total Current Liabilities                        2,107               25            --             --         2,132
                                          --------------   --------------       ---------      ---------   ---------

Total Liabilities                                  2,107               25            --             --         2,132
                                          --------------   --------------       ---------      ---------   ---------

Stockholders' Equity:

  Preferred stock                                   --               --              --             --          --
  Common stock                                    10,000          301,946 (1)     301,946 (2)     90,000     100,000
  Additional paid-in capital                     522,500             --           314,532 (2)      2,355     210,323

  Accumulated (deficit)                         (502,500)            --              --          502,500        --
  (Deficit) accumulated during
    development stage                            (24,978)            --   (2)       3,355         24,978      (3,355)
                                          --------------   --------------       ---------      ---------   ---------

Total Stockholders' Equity                         5,022          301,946         619,833        619,833     306,968
                                          --------------   --------------       ---------      ---------   ---------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                    $        7,129   $      301,971       $ 619,833      $ 619,833   $ 309,100
                                          ==============   ==============       =========      =========   =========




                        FEDERAL MORTGAGE CORP. OF PUERTO RICO, INC. (FEDERAL)
                                    PRIDE LENDING, INC. (LENDING)

                                  PROFORMA STATEMENTS OF OPERATIONS
                                      Year ended June 30, 2004
                                             (Unaudited)

                                                                      Pro Forma Adjustments
                                        FEDERAL        PRIDE            DR             CR          Combined
                                     ------------   ------------   ------------   ------------   ------------
Revenue                              $       --     $     72,657   $       --     $       --     $     72,657

Operating Expenses                         20,595         26,139           --             --           46,734
                                     ------------   ------------   ------------   ------------   ------------

Net Operating Income (Loss)               (20,595)        46,518           --             --           25,923

Other (expense)                              --           (8,606)          --             --           (8,606)
                                     ------------   ------------   ------------   ------------   ------------

Net Income (Loss)                    $    (20,595)  $     37,912   $       --     $       --     $     17,317
                                     ============   ============   ============   ============   ============

Net Income (Loss) per common share                                                               $        Nil
                                                                                                 ============

Shares outstanding after business
combination                                                                                       100,000,000
                                                                                                 ============



                                       P-4

                        FEDERAL MORTGAGE CORP. OF PUERTO RICO, INC. (FEDERAL)
                                    PRIDE LENDING, INC. (LENDING)

                                  PROFORMA STATEMENTS OF OPERATIONS
                                  Nine Months Ended March 31, 2005
                                             (Unaudited)

                                                                      Pro Forma Adjustments
                                        FEDERAL        PRIDE            DR             CR          Combined
                                     ------------   ------------   ------------   ------------   ------------
Revenue                              $       --     $     22,766   $       --     $       --     $     22,766
                                     ------------   ------------   ------------   ------------   ------------

Operating Expenses                          4,383         12,529          3,355           --           20,267
                                     ------------   ------------   ------------   ------------   ------------


Net Operating Income (Loss)                (4,383)        10,237         (3,355)          --            2,499


Other (expense)                              --           (1,894)          --             --           (1,894)
                                     ------------   ------------   ------------   ------------   ------------

Net  Income (Loss)                   $     (4,383)  $      8,343   $     (3,355)  $       --     $        605
                                     ============   ============   ============   ============   ============

Net Income (Loss) per common share                                                               $        Nil
                                                                                                 ============

Shares outstanding after business
  combination                                                                                     100,000,000
                                                                                                 ============


              FEDERAL MORTGAGE CORP. OF PUERTO RICO, INC. (FEDERAL)
                          PRIDE LENDING, INC. (LENDING)

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(1)     General
        -------

        On March 31, 2005, FEDERAL issued 90,000,000 shares of its common stock to its parent company, Pride, Inc. pursuant to the acquisition of PRIDE. In addition Pride, Inc. returned 1,000,000 shares of the Company's previously issued common stock. These 1,000,000 shares were reissued to various individuals for services rendered. This business combination between FEDERAL and PRIDE will be accounted for as a reverse acquisition.

(2)     Pro Forma Information
        ---------------------

        The pro forma financial statements give effect to the acquisition of PRIDE by FEDERAL as if the acquisition had taken place at the beginning of the respective periods.

(3)     Pro Forma Adjustments
        ---------------------

                (1) This entry gives effect to the issuance of 90,000,000 shares of common stock and elimination of intercompany accounts.

                (2) This entry gives effect to the return and re-issuance of 1,000,000 shares of common stock for services.








                                       P-6